Fixed Bid Stratification

(DELCODE in ('BID,CMT,OWN,SVC')); DEALNAME ss 'MASTR03_10G3'

Pool Summary	COUNT	UPB	%
Non-Conforming	1,195	$581,193,280.28	100.00%
Total:	1,195	$581,193,280.28	100.00%
Data as of Date: 2003-10-01
AVG UPB: $486,354.21
GROSS WAC: 5.6440%
NET WAC: 5.385%
% SF/PUD: 95.30%
% FULL/ALT: 67.03%
% CASHOUT: 13.62%
% BUYDOWN: 0.12%
% LTV > 80 NO MI: 0.00%
WA LTV: 66.05%
% FICO > 679: 89.00%
% NO FICO: 0.75%
WA FICO: 739
%FIRST LIEN: 100.00%
% PREPAY PENALTY: 0.00%
CAL1FORNIA %: 49.80%
Latest Maturity Date: 20331001
Loans with Prepay Penalties: 0.00%

Product Type	COUNT	UPB	%
30YRFXD	1,195	$581,193,280.28	100.00%
Total:	1,195	$581,193,280.28	100.00%

MASTR ELIGIBLE
Original Balance		COUNT	UPB	%
$300,000.01 -	$350,000.00	82	$27,931,725.58	4.81%
$350,000.01 -	$400,000.00	305	114,714,727.44	19.74
$400,000.01 -	$450,000.00	227	96,443,355.83	16.59
$450,000.01 -	$500,000.00	199	95,241,738.53	16.39
$500,000.01 -	$550,000.00	103	54,542,321.45	9.38
$550,000.01 -	$600,000.00	90	52,204,351.67	8.98
$600,000.01 -	$650,000.00	82	51,974,383.72	8.94
$650,000.01 -	$700,000.00	21	14,269,700.01	2.46
$700,000.01 -	$750,000.00	25	18,330,333.71	3.15
$750,000.01 -	$800,000.00	15	11,742,335.97	2.02
$800,000.01 -	$850,000.00	9	7,418,315.20	1.28
$850,000.01 -	$900,000.00	6	5,238,230.78	0.90
$900,000.01 -	$950,000.00	8	7,515,347.06	1.29
$950,000.01 -	$1,000,000.00	19	18,857,907.87	3.24
$1,000,000.01	>=	4	4,768,505.46	0.82
Total:		1,195	$581,193,280.28	100.00%
Minimum: $322,701.00
Maximum:	$1,329,000.00
Average: $487,059.23

Unpaid Balance	COUNT	UPB	%
$150,000.01-$200,000.00	1	$162,965.76	0.03%
$300,000.01 - $350,000.00	83	28,281,491.93	4.87
$350,000.01-$400,000.00	306	115,163,326.27	19.81
$400,000.01 - $450,000.00	225	95,931,943.34	16.51
$450,000.01 - $500,000.00	200	95,791,561.61	16.48
$500,000.01 - $550,000.00	101	53,542,579.92	9.21
$550,000.01 - $600,000.00	90	52,204,351.67	8.98
$600,000.01 - $650,000.00	82	51,974,383.72	8.94
$650,000.01 - $700,000.00	21	14,269,700.01	2.46
$700,000.01 - $750,000.00	25	18,330,333.71	3.15
$750,000.01 - $800,000.00	15	11,742,335.97	2.02
$800,000.01 - $850,000.00	9	7,418,315.20	1.28
$850,000.01 - $900,000.00	6	5,238,230.78	0.90
$900,000.01 - $950,000.00	8	7,515,347.06	1.29
$950,000.01-$1,000,000.00	20	19,856,814.31	3.42
$1,000,000.01 >=	3	3,769,599.02	0.65
Total:	1,195	$581,193,280.28	100.00%
Minimum: $162,965.76
Maximum: $1,329,000.00
Average: $486,354.21

Gross Rate	COUNT	UPB	%
4.751%-5.000%	15	$7,604,420.89	1.31%
5.001% - 5.250%	85	40,871,772.43	7.03
5.251% - 5.500%	397	190,807,022.79	32.83
5.501% - 5.750%	443	218,369,480.06	37.57
5.751% - 6.000%	183	87,086,539.49	14.98
6.001% - 6.250%	44	23,231,376.60	4.00
6.251% - 6.500%	20	9,380,361.18	1.61
6.501% - 6.750%	5	2,606,200.00	0.45
7.001% - 7.250%	2	736,459.74	0.13
7.501% - 7.750%	1	499,647.10	0.09
Total:	1,195	$581,193,280.28	100.00%
Minimum: 4.875%
Maximum: 7.750%
Weighted Average: 5.644%

Net Rate	COUNT	UPB	%
4.501%-4.750%	15	$7,604,420.89	1.31%
4.751% - 5.000%	85	40,871,772.43	7.03
5.001% - 5.250%	397	190,807,022.79	32.83
5.251% - 5.500%	443	218,369,480.06	37.57
5.501% - 5.750%	183	87,086,539.49	14.98
5.751% - 6.000%	44	23,231,376.60	4.00
6.001% - 6.250%	20	9,380,361.18	1.61
6.251% - 6.500%	5	2,606,200.00	0.45
6.751% - 7.000%	2	736,459.74	0.13
7.251% - 7.500%	1	499,647.10	0.09
Total:	1,195	$581,193,280.28	100.00%
Minimum: 4.595%
Maximum: 7.500%
Weighted Average: 5.385%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

P:\MBS\CAS\CasMaster-gc2temp.cas

Oct 8, 2003 14:12

Fixed Bid Stratification

(DELCODE in ('BID,CMT,OWN,SVC')); DEALNAME ss 'MASTR03_10G3'

Original Term to Maturity		COUNT	UPB	%
181-240		1	$392,623.63	0.07%
241-300		4	1,917,000.00	0.33
301-359		36	17,898,426.23	3.08
360-360		1,154	560,985,230.42	96.52
Total:		1,195	$581,193,280.28	100.00%
Minimum: 240
Maximum: 360
Weighted Average:	359

Remaining Term to	Stated Maturity	COUNT	UPB	%
181-240		1	$392,623.63	0.07%
241-300		4	1,917,000.00	0.33
301-359		1,175	572,320,556.65	98.47
360-360		15	6,563,100.00	1.13
Total:		1,195	$581,193,280.28	100.00%
Minimum: 237
Maximum: 360
Weighted Average:	357

Seasoning		COUNT	UPB	%
<=0		15	$6,563,100.00	1.13%
1 - 1		217	103,611,117.11	17.83
2-2		699	343,846,172.94	59.16
3-3		223	107,127,928.29	18.43
4-4		15	7,141,110.31	1.23
5-5		11	5,150,008.62	0.89
6-6		2	1,016,653.86	0.17
7-12		11	6,000,729.41	1.03
13-24		2	736,459.74	0.13
Total:		1,195	$581,193,280.28	100.00%
Minimum: 0
Maximum: 18
Weighted Average:	2

FICO Scores	COUNT	UPB	%
0-0	10	$4,371,500.00	0.75%
620-629	12	5,430,473.20	0.93
630-639	8	3,806,633.21	0.65
640-649	16	7,629,765.67	1.31
650-659	28	12,323,967.86	2.12
660-669	25	11,294,992.97	1.94
670-679	38	19,084,154.10	3.28
680-689	60	28,278,407.01	4.87
690-699	52	24,346,959.76	4.19
700-709	59	28,470,693.52	4.90
710-719	66	33,117,589.68	5.70
720-729	78	38,452,170.31	6.62
730-739	95	46,344,223.87	7.97
740-749	99	49,813,326.26	8.57
750-759	112	55,225,606.53	9.50
760-769	128	63,105,155.22	10.86
770-779	108	53,316,146.39	9.17
780-789	111	52,752,516.93	9.08
790-799	61	30,836,400.51	5.31
800-809	23	10,352,900.55	1.78
810-819	6	2,839,696.73	0.49
Total:	1,195	$581,193,280.28	100.00%
Minimum: 0
Maximum: 819
Weighted Average: 739

Loan To Value Ratio	COUNT	UPB	%
15.001%-20.000%	4	$1,963,037.39	0.34%
20.001% - 25.000%	6	3,587,792.97	0.62
25.001%-30.000%	15	8,193,752.49	1.41
30.001% - 35.000%	13	8,554,060.87	1.47
35.001% - 40.000%	24	14,527,098.01	2.50
40.001% - 45.000%	34	16,473,043.29	2.83
45.001% - 50.000%	53	27,038,434.99	4.65
50.001% - 55.000%	71	34,353,558.60	5.91
55.001%-60.000%	118	58,198,094.66	10.01
60.001% - 65.000%	109	54,946,550.66	9.45
65.001% - 70.000%	161	78,777,571.77	13.55
70.001% - 75.000%	193	92,672,643.05	15.95
75.001% - 80.000%	372	172,405,353.81	29.66
80.001%-85.000%	7	3,173,202.48	0.55
85.001% - 90.000%	8	3,738,722.21	0.64
90.001% - 95.000%	7	2,590,363.03	0.45
Total:	1,195	$581,193,280.28	100.00%
Minimum: 15.49%
Maximum: 95.00%
Weighted Average: 66.05%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

P:\MBS\CAS\CasMaster-gc#temp.cas

Oct 8, 2003 14:12

Fixed Bid Stratification

(DELCODE in ('BID,CMT,OWN,SVC')); DEALNAME ss 'MASTR03_10G3'

Combined Loan To Value Ratio	COUNT	UPB	%
<= 0.000%	1	$445,066.45	0.08%
15.001% - 20.000%	1	417,642.36	0.07
20.001%-25.000%	6	3,738,230.80	0.64
25.001% - 30.000%	12	6,527,354.64	1.12
30.001% - 35.000%	8	5,613,285.95	0.97
35.001% - 40.000%	19	11,287,836.42	1.94
40.001%-45.000%	36	18,232,560.48	3.14
45.001% - 50.000%	43	22,318,663.78	3.84
50.001%-55.000%	60	29,151,516.82	5.02
55.001% - 60.000%	97	48,685,679.43	8.38
60.001%-65.000%	102	50,188,532.86	8.64
65.001% - 70.000%	159	77,826,548.58	13.39
70.001% - 75.000%	185	90,326,475.20	15.54
75.001% - 80.000%	276	128,860,322.07	22.17
80.001% - 85.000%	47	22,230,687.01	3.83
85.001%-90.000%	103	48,132,888.78	8.28
90.001% - 95.000%	40	17,209,988.65	2.96
Total:	1,195	$581,193,280.28	100.00%
Minimum: 0.00%
Maximum: 95.00%
Weighted Average: 68.92%

DTI	COUNT	UPB	%
<= 0.000%	15	$7,274,427.77	1.25%
1.001% - 6.000%	1	417,642.36	0.07
6.001% - 11.000%	16	9,498,179.76	1.63
11.001% - 16.000%	41	20,246,824.57	3.48
16.001%-21.000%	87	41,923,727.14	7.21
21.001%-26.000%	156	75,038,580.40	12.91
26.001% - 31.000%	211	102,145,642.59	17.58
31.001% - 36.000%	242	115,219,545.07	19.82
36.001%-41.000%	202	96,401,034.55	16.59
41.001% - 46.000%	133	67,679,441.18	11.64
46.001% - 51.000%	76	37,936,756.30	6.53
51.001% - 56.000%	11	5,571,488.42	0.96
56.001% - 61.000%	2	831,843.07	0.14
61.001% - 66.000%	1	499,647.10	0.09
76.001% - 81.000%	1	508,500.00	0.09
Total:	1,195	$581,193,280.28	100.00%
Minimum: 0.000%
Maximum: 77.960%
Weighted Average: 32.404%

Geographic Concentration	COUNT	UPB	%
California	578	$289,426,464.32	49.80%
Virginia	108	48,796,033.68	8.40
Maryland	103	47,825,838.31	8.23
Massachusetts	45	20,947,387.50	3.60
Illinois	38	18,197,365.52	3.13
Connecticut	34	17,478,564.27	3.01
Colorado	34	16,177,414.00	2.78
District Of Columbia	30	14,783,617.79	2.54
Florida	29	14,158,565.63	2.44
Texas	27	12,934,472.78	2.23
Arizona	26	12,588,978.57	2.17
New York	26	11,743,927.89	2.02
Michigan	19	9,276,547.75	1.60
New Jersey	19	9,205,357.66	1.58
Indiana	11	4,634,653.89	0.80
North Carolina	7	4,296,178.39	0.74
Ohio	9	3,936,150.10	0.68
Pennsylvania	7	3,119,068.74	0.54
Louisiana	5	2,907,059.70	0.50
Georgia	6	2,686,487.94	0.46
Washington	6	2,638,645.93	0.45
Minnesota	5	2,138,019.16	0.37
Delaware	4	1,967,432.56	0.34
Kentucky	3	1,495,774.98	0.26
South Carolina	2	1,274,923.65	0.22
Wisconsin	3	1,250,721.46	0.22
Kansas	2	1,095,000.00	0.19
Oklahoma	2	1,040,099.00	0.18
Oregon	2	929,000.00	0.16
Rhode Island	2	921,286.92	0.16
Vermont	1	600,000.00	0.10
New Mexico	1	399,541.19	0.07
Utah	1	322,701.00	0.06
Total:	1,195	$581,193,280.28	100.00%

North-South CA	COUNT	UPB	%
States Not CA	617	$291,766,815.96	50.20%
South CA	314	154,086,363.00	26.51
North CA	264	135,340,101.32	23.29
Total:	1,195	$581,193,280.28	100.00%

Zip Code Concentration	COUNT	UPB	%
20854	10	$5,669,231.13	0.98%
20016	8	4,351,814.92	0.75
20015	8	3,997,437.13	0.69
90266	6	3,699,055.65	0.64
20815	6	3,634,300.00	0.63
Other	1,157	559,841,441.45	96.33
Total:	1,195	$581,193,280.28	100.00%

Loan Purpose	COUNT	UPB	%
Rate & Term Refi	796	$388,206,208.47	66.79%
Purchase	230	113,394,461.59	19.51
Cash Out Refi	168	79,165,733.81	13.62
Construction to Perm	1	426,876.41	0.07
Total:	1,195	$581,193,280.28	100.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

P:\MBS\CAS\CasMaster-gc2temp.cas

Oct 8, 2003 14:12

Fixed Bid Stratification

(DELCODE in ('BID,CMT,OWN,SVC')); DEALNAME ss 'MASTR03_10G3'

Document Type	COUNT	UPB	%
Full Full Income Limited Asset Streamline 1 Paystub/Assets Verified Asset Only Alternate Limited Income Full Asset Stated Income Full Asset No Income No Asset Stated Doc	778 206 100 41 29 31 4 4 1 1	$376,021,862.53 106,298,690.33 44,985,781.06 20,023,820.24 14,951,307.19 13,548,825.00 2,008,600.00 1,915,326.23 950,000.00 489,067.70	64.70% 18.29 7.74 3.45 2.57 2.33 0.35 0.33 0.16 0.08
Total:	1,195	$581,193,280.28	100.00%

Property Type	COUNT	UPB	%
Single Family Pud Detached Pud Condomimium Two Family Townhouse Low Rise Condo (2-4 floors) Pud Attached Three Family Two-Four Family Units Unknown	1,003 65 69 26 12 9 4 4 2 1	$485,953,496.22 34,395,900.49 32,000,473.28 12,476,565.82 7,032,962.45 3,920,366.96 2,130,200.00 1,534,309.40 1,099,005.66 650,000.00	83.61% 5.92 5.51 2.15 1.21 0.67 0.37 0.26 0.19 0.11
Total:	1,195	$581,193,280.28	100.00%

Occupancy	COUNT	UPB	%
Owner Occupied Second Home Investor Occupied	1,160 31 4	$562,666,090.21 16,527,515.46 1,999,674.61	96.81% 2.84 0.34
Total:	1,195	$581,193,280.28	100.00%

Prepayment Penalty (Months)	COUNT	UPB	%
0.000	1,195	$581,193,280.28	100.00%
Total:	1,195	$581,193,280.28	100.00%
wa Term: 0.000

Balloon Flag	COUNT	UPB	%
Not a Balloon Loan	1,195	$581,193,280.28	100.00%
Total:	1,195	$581,193,280.28	100.00%

Silent 2nd	COUNT	UPB	%
N Y	901 216 78	$440,141,082.19 104,319,788.59 36,732,409.50	75.73% 17.95 6.32
Total:	1,195	$581,193,280.28	100.00%

Lien Position	COUNT	UPB	%
1	1,195	$581,193,280.28	100.00%
Total:	1,195	$581,193,280.28	100.00%

Mortgage Ins.	COUNT	UPB	%
GEMICO	2	$761,613.01	0.13%
MGIC	2	729,554.12	0.13
MI (MI Company Unknown)	8	4,007,824.28	0.69
PMI Mortgage Insurance	3	1,120,718.97	0.19
Republic Mortgage Insurance	2	696,300.93	0.12
United Guaranty	5	2,186,276.41	0.38
LTV <=80	1,173	571,690,992.56	98.37
Total:	1,195	$581,193,280.28	100.00%
LTV > 80 NO MI: 0.00%

Loan Type Channel	COUNT	UPB	%
Correspondent	14	$6,323,000.00	1.09%
Retail	115	54,675,553.14	9.41
Wholesale	95	47,878,067.38	8.24
	937	456,200,516.00	78.49
Retail	34	16,116,143.76	2.77
Total:	1,195	$581,193,280.28	100.00%

Originator	COUNT	UPB	%
Bank One	190	$89,459,709.03	15.39%
Bank of America	291	148,232,403.76	25.50
Chevy Chase Bank	274	132,122,459.33	22.73
First Magnus	14	6,446,707.63	1.11
HSBC	62	28,734,600.00	4.94
Mortgage IT	62	28,360,122.85	4.88
Mortgage Store	31	14,963,763.09	2.57
Nat City Mortgage	271	132,873,514.59	22.86
Total:	1,195	$581,193,280.28	100.00%

Servicer	COUNT	UPB	%
Bank One	49	$24,984,502.69	4.30%
Bank of America	291	148,232,403.76	25.50
GMAC Mortgage	121	54,805,770.21	9.43
HSBC	62	28,734,600.00	4.94
National City Mortgage	271	132,873,514.59	22.86
Wells Fargo	367	175,446,345.27	30.19
Wendover	34	16,116,143.76	2.77
Total:	1,195	$581,193,280.28	100.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

P:\MBS\CAS\CasMaster-gc2temp.cas

Oct 8, 2003 14:12